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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           ------------------------

                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                Date of Report
                       (Date of earliest event reported)
                               February 12, 1997


                       VITALINK PHARMACY SERVICES, INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)

        0-19820                                            37-0903482
        -------                                            ----------
(Commission File Number)                      (IRS Employer Identification No.)


1250 East Diehl Road, Suite 208, NaDelville, Illinois            60563
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(Address of principal executive offices)                      (Zip code)


                        Registrant's telephone number,
                      including area code (630) 245-4800
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Item 2.  Acquisitions or Dispositions of Assets.
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         On September 3, 1996, Vitalink Pharmacy Services, Inc. ("Vitalink") and
GranCare, Inc. ("GranCare") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which GranCare would be merged with and into Vitalink with Vitalink as the surviving corporation (the "Merger") and each share of GranCare common stock would be converted into the right to receive, and become exchangeable for, 0.478 of a share of Vitalink common stock.

         On February 8, 1997, the shareholders of GranCare approved and adopted the Merger Agreement, and on February 12, 1997, pursuant to the Merger Agreement, GranCare was merged with and into Vitalink, with Vitalink as the surviving corporation.

         The terms of the Merger and the Merger Agreement have been previously reported, as such term is defined in Securities Exchange Act Rule 12b-2, in Vitalink's Registration Statement on Form S-4, File No. 333-19097 ("Registration Statement"), as filed with the Securities and Exchange Commission ("SEC") on December 31, 1996 and amended on January 8, 1997, and GranCare's definitive proxy statement on Schedule 14A ("Proxy Statement") as filed with the SEC on January 8, 1997.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         The financial statements and pro forma financial information required to be filed with this report have been previously filed as part of the Registration Statement and Proxy Statement.

(c)      Exhibits
         --------

99.1 Press Release, dated February 13, 1997, announcing the merger of GranCare, Inc. with and into Vitalink Pharmacy Services, Inc.

         All other exhibits required to be filed with this report have been previously filed as part of the Registration Statement or Proxy Statement.

                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by time undersigned hereunto duly authorized.

                                        VITALINK PHARMACY SERVICES, INC.
                                        (Registrant)

                                        By: /s/ Gene E. Burleson
                                            ----------------------------
                                        Name: Gene E. Burleson
                                        Title: Chief Executive Officer

Date: February 27, 1997

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